Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents
Cash and cash equivalents

11.         Cash and cash equivalents

	Year Ended
	December 31,
(in thousands of €)	2019	2018	2017
Cash equivalents	€252,550	€217,626	€25,000
Cash and bank balances	78,732	63,414	165,867
	€331,282	€281,040	€190,867

On December 31, 2019, cash and cash equivalents amounted to €331.3 million compared to €281.0 million on December 31, 2018 and included cash equivalents and cash and bank balances held in different banks. Cash positions are invested with preferred financial partners, which are mostly considered to be high quality financial institutions with sound credit ratings.

Policies are in place that limit the amount of credit exposure to any one financial institution (see also note 27).